COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Acorn USA®

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

(the “Funds”)

Supplement dated July 11, 2014

to the Statement of Additional Information dated May 1, 2014

Effective July 11, 2014, the Funds’ statement of additional information dated May 1, 2014, as supplemented, is hereby supplemented by amending Appendix S to include the following:

Class Y – Changes to Share Class Eligibility

Effective July 11, 2014, Class Y shares of the Funds are available to any retirement plan that maintains a plan-level or omnibus account with the Fund (through the Transfer Agent).

Prior to July 11, 2014, Class Y shares of a Fund were available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. Effective July 11, 2014, these size and minimum initial investment requirements have been removed.

Shareholders should retain this Supplement for future reference.

SUP900_00_002_(07/14)